AFL-CIO Housing Investment Trust
Performance Commentary
 3rd Quarter 2012

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 12, 2012

The AFL-CIO Housing Investment Trust (HIT) continues to generate strong returns in this uncertain market,  exceeding its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), by 50 basis points on a gross basis and 17 basis points on a net basis for the first nine months of 2012. Spreads to Treasuries on the HIT’s multifamily mortgage-backed securities (MBS) and other spread-based products have tightened dramatically as investors search for yield in a historically low-rate environment.  With concerns over a global slowdown, the sovereign debt crisis in Europe, and uncertainty over U.S. fiscal policy and the impending “fiscal cliff,” central banks, including the Federal Reserve, have added monetary stimulus, pushing down interest rates on safer investments.   For the three-month period ending September 30, 2012, the HIT’s gross and net returns were 1.58% and 1.48%, respectively, compared to 1.59% for the Barclays Aggregate.

The HIT’s prudent strategy of specializing in multifamily government/agency MBS and focusing on construction-related securities generates competitive risk-adjusted returns over time while minimizing risk.  Construction-related mortgage securities have higher relative yields than bonds of comparable duration and credit quality, as well as offering the safety of high credit quality investments and prepayment protection as rates fall.  Further, construction-related MBS will generate significant income to the HIT portfolio in future periods as construction draws are funded.

The HIT has increased its weighting in construction-related multifamily MBS over the past three years under its Construction Jobs Initiative.   Through this initiative the HIT has made commitments to invest $1.15 billion to finance 44 projects, including $179 million to finance nine projects in the first nine months of 2012.  The initiative has helped leverage total development investment of nearly $2.6 billion in 49 projects, including those receiving New Markets Tax Credits from HIT’s Building America subsidiary.  These projects have generated over 14,100 union construction jobs. With its strong pipeline of additional projects, the HIT anticipates achieving its goal of creating 15,000 union construction jobs before the end of 2012 and moving toward 20,000 construction jobs by the end of next year.  The ability to source these investments directly should continue to help the HIT provide strong returns to investors as well as create union construction jobs that enhance economic development in communities across the country.

Third Quarter Performance

The HIT’s third quarter performance relative to the Barclays Aggregate was enhanced by its ongoing yield advantage and the contraction of spreads to Treasuries on the multifamily MBS in its portfolio. Its relative performance was negatively impacted by the extremely strong performance of the corporate bond sector, which showed excess returns of 324 basis points for the quarter.  Corporate bonds are not held by the HIT, while this sector comprised more than 21% of the index at quarter-end.

For the first nine months of 2012, the HIT’s returns exceeded the Barclays Aggregate by 50 basis points on a gross basis and 17 basis points on a net basis.  The year-to-date results reflected the HIT’s income advantage and significant tightening of spreads on high credit quality multifamily MBS held by the HIT, which outweighed the strong performance of corporate bonds despite that sector’s 604 basis points of excess return through September 30.  The HIT’s year-to-date gross and net returns were 4.49% and 4.16%, respectively, compared to 3.99% for the index through September.  The HIT’s year-to-date gross returns also beat the benchmark for the 1-, 3-, 5-, and 10-year periods ending September 30 by 101, 34, 48, and 44 basis points, respectively. Net returns exceeded the benchmark for 1-, 5-, and 10 year periods.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio

From June 30 to September 30, 2012, Treasury rates fell slightly for most maturities, with yields on 2-, 3-, 5-, and 10-year Treasuries declining by 7, 9, 9, and 1 basis point(s), respectively, and the 30-year yield increasing by 7 basis points.  However, rates were volatile during the quarter. The 10-year reached a record low close of 1.39% in July as the European sovereign debt crisis appeared to worsen, and it hit a quarter high of 1.87% in mid-September after the Federal Reserve announced its latest quantitative easing program. That program, QE3, entails purchasing an additional $40 billion of agency single family MBS each month for an unspecified period.

QE3 should also increase investment in other fixed-income spread-based sectors, including the government/agency multifamily MBS in which the HIT invests.

Positive Investor Response

The HIT’s track record of strong performance and job creation has continued to attract new capital from investors and contributed to an earnings reinvestment rate of over 90%.  For the first nine months of 2012, new capital invested in the HIT exceeded $215 million.  Together with reinvested earnings of $104 million, the total capital raised was $319 million.  The nine new participants through September increased the total number of HIT participants to 362 by quarter-end.  Several more new participants and existing participants have made commitments to provide additional capital by year-end.  The HIT encourages all stewards of Taft-Hartley and public employee pension capital to join in the critical effort to finance projects that provide attractive construction-related investments as well as union construction jobs, affordable housing, and economic development across the country.

Well Positioned for the Future

The HIT’s yield advantage and the high credit quality of the portfolio – with 93% in government/agency credit securities – should provide investors with income and principal protection in this uncertain environment.   While the portfolio’s interest rate risk is similar to the Barclays Aggregate, the HIT’s yield to worst advantage of 64 basis points is large relative to the index’s yield of 1.54%, positioning the HIT well for future outperformance.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2012
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.9%	73.6%	Effective Duration	4.16	4.71
A & Below	2.5%	21.6%	Convexity	-0.03	-0.05
Superior Yield			Similar Call Risk
Current Yield: 56 basis point advantage	3.91%	3.35%	Call Protected	72%	70%
Yield to Worst: 64 basis point advantage	2.18%	1.54%	Not Call Protected	28%	30%

Under its Construction Jobs Initiative, the HIT’s direct sourcing of new investment opportunities has generated $1.15 billion in commitments for construction-related mortgage securities, and at the same time has produced a large and growing pipeline of prospective transactions that should lead to further construction-related investments in the future.  Direct sourcing of these investments enables the HIT to customize investments for the portfolio and obtain execution superior to secondary market purchases, contributing to higher returns for HIT’s investors. As construction draws are funded over time, these instruments will provide additional income.  Ginnie Mae construction/permanent securities remain attractive compared to permanent securities, providing the possibility of price appreciation when they convert from the construction to the permanent phase.  These investments should also present opportunities for the portfolio to realize gains through relative value sales in the future.

Projected growth the in U.S. multifamily rental housing market also positions the HIT well for future opportunities to invest in securities financing construction and rehabilitation of rental housing. A number of factors are generating greater demand for rental housing: single family homebuyers facing a tight credit environment; continued weakness in the housing and labor markets; expected growth in household formation from depressed to more normal levels; and homeowners switching to renting by choice or necessity.  In addition, aging multifamily dwellings, many in dense urban markets, will require rehabilitation to prolong their useful lives.

The HIT is well-positioned to continue offering competitive returns for Taft-Hartley and public employee pension plan investors.  Low inflation expectations, a significant yield advantage to the benchmark, and the ability to provide diversification make the HIT an attractive fixed-income investment. FHA and government-sponsored enterprise (GSE) programs, in which the HIT has expertise, remain competitive sources of financing.  With a strong pipeline and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and promote economic development.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2012, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.